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As filed with the Securities and Exchange Commission on April 10, 2000

                                        Registration No. 333-9798


               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549
                              _____
                 Post-Effective Amendment No. 1
                            FORM S-8
                     REGISTRATION STATEMENT
                              Under
                   THE SECURITIES ACT OF 1933
                              _____

                         BP Amoco p.l.c.
     (Exact name of registrant as specified in its charter)

            England                            None
(State or other jurisdiction of  (I.R.S. Employer Identification No.)
 incorporation or organization)

                         Britannic House
                        1 Finsbury Circus
                    London EC2M 7BA, England
            (Address of principal executive offices)

                 BP Amoco Employee Savings Plan
             (formerly Amoco Employee Savings Plan)

      Management Incentive Program of BP Amoco Corporation and its Participating Subsidiaries

                    1991 Incentive Program of
     BP Amoco Corporation and its Participating Subsidiaries

                    Amoco Fabrics and Fibers
              Company Salaried 401(k) Savings Plan

                Amoco Fabrics and Fibers Company
                   Hourly 401(k) Savings Plan
                     (Full titles of plans)
                            --------
                        Daniel B. Pinkert
                       Corporate Secretary
                      BP Amoco Corporation
                      200 E. Randolph Drive
                        Chicago, Illinois
                          (312)856-6111

    (Name, address, including zip code, and telephone number, including area code, of agent for service)

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                      EXPLANATORY STATEMENT


     BP Amoco p.l.c. ("BP Amoco") hereby amends its registration statement on Form S-8 (Registration No. 333-9798) by filing this Post Effective Amendment No. 1 thereto to reflect the amendment and restatement of one of the plans covered by this registration statement.

     Effective April 7, 2000 the Amoco Employee Savings Plan is renamed the BP Amoco Employee Savings Plan. The amended and restated plan text is filed herewith as Exhibit 4.1. The new Trust Agreement for the BP Amoco Employee Savings Plan is filed herewith as Exhibit 4.2.

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                  SIGNATURES OF BP AMOCO P.L.C.

     Pursuant to the requirements of the Securities Act of 1933, BP Amoco p.l.c. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement, or amendment thereto, to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of London, England, on the 7, day of April, 2000.

                              BP AMOCO p.l.c.


                              By  /s/ Sir John Browne
                              Sir John Browne, Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement, or amendment thereto, has been signed by the following persons in the indicated capacities on the 7th day of April, 2000.

             Name                             Title



/s/ Sir John Browne              Managing Director and Chief
                                 Executive Officer (Principal
                                 Executive Officer)
Sir John Browne

               *                 Managing Director
                                 (Principal Financial and
                                 Accounting Officer)
Dr. J.G.S. Buchanan

               *
                                 Co-Chairman
P.D. Sutherland

               *
                                 Executive Director
Rodney F. Chase

               *
                                 Executive Director
Dr. Christopher S. Gibson-Smith



               *
                                 Executive Director
Richard L. Olver

               *
                                 Executive Director
Bryan K. Sanderson

               *
                                 Non-Executive Director
Charles F. Knight

               *
                                 Non-Executive Director
H. Michael P. Miles

               *
                                 Non-Executive Director
Sir Robin Nicholson

               *
                                 Non-Executive Director
Sir Ian Prosser

               *
                                 Non-Executive Director
Sir Robert Wilson

               *
                                 Non-Executive Director
The Lord Wright of Richmond

               *
                                 Non-Executive Director
Ruth S. Block

               *
                                 Non-Executive Director
John H. Bryan

               *
                                 Non-Executive Director
Erroll B. Davis, Jr.

               *
                                 Non-Executive Director
Richard J. Ferris

               *
                                 Non-Executive Director
Floris A. Maljers

               *
                                 Non-Executive Director
Dr. Walter E. Massey


               *
                                 Non-Executive Director
Michael H. Wilson


*  By:  /s/ Sir John Browne      Attorney-in-fact
Sir John Browne

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           SIGNATURE OF BP AMOCO EMPLOYEE SAVINGS PLAN


     Pursuant to the requirements of the Securities Act of 1933, the plan administrator has duly caused this registration statement, or amendment thereto, to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, State of Illinois, on April 7, 2000.






                              By: /s/ John F. Campbell
                              Title: Senior Vice-President of Human
                                     Resources - BP Amoco Corporation

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  SIGNATURE OF AMOCO FABRICS AND FIBERS COMPANY SALARIED 401(K)
                          SAVINGS PLAN

     Pursuant to the requirements of the Securities Act of 1933, the plan administrator has duly caused this registration statement, or amendment thereto, to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, State of Illinois, on April 7, 2000.





                              By:  /s/ John F. Campbell
                              Title:  Senior Vice President of
                                 Human Resources - BP Amoco Corporation

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   SIGNATURE OF AMOCO FABRICS AND FIBERS COMPANY HOURLY 401(K)
                          SAVINGS PLAN


     Pursuant to the requirements of the Securities Act of 1933, the plan administrator has duly caused this registration statement, or amendment thereto, to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, State of Illinois, on April 7, 2000.




                              By: /s/ John F. Campbell
                              Title: Senior Vice-President of
                                 Human Resources - BP Amoco Corporation

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                          EXHIBIT INDEX


     Exhibit                Description

     4.1       BP Amoco Employee Savings Plan
               effective April 7, 2000.

     4.2       BP Amoco Master Trust for Employee
               Savings Plans effective April 6,
               2000.

     4.3       Management Incentive Program of BP
               Amoco Corporation and its
               Participating Subsidiaries effective
               January 4, 1999

     4.4       1991 Incentive Program of BP Amoco
               Corporation and its Participating
               Subsidiaries effective January 4,
               1999

     4.5       Amoco Fabrics and Fibers Company
               Salaried 401(k) Savings Plan

     4.6       Amoco Fabrics and Fibers Company
               Hourly 401(k) Savings Plan

     4.7       Declaration of Trust dated December
               14, 1995 by and between Amoco Fabric
               and Fibers Company and Bankers Trust
               Company

     23.1      Consent of Ernst & Young, chartered
               accountants, independent auditors,
               London, England.

     23.2      Consent of Ernst & Young LLP,
               independent auditors, Chicago,
               Illinois

     23.3      Consent of PricewaterhouseCoopers
               LLP, independent accountants,
               Chicago, Illinois

     24        Powers of Attorney - included in
               signature page of Registration
               Statement No. 333-9798 (incorporated
               by reference)

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